Exhibit 10.1
AMENDMENT NO. 4 TO
CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of September 21, 2021 (the “Amendment Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Axis Exploration, LLC, a Delaware limited liability company (“Axis”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), XTR Midstream, LLC, a Delaware limited liability company (“XTR”), and Northwest Corridor Holdings, LLC, a Delaware limited liability company (together with 7N, 8 North, Axis, Finance Corp., MTM, TMR, XOG LLC, and XTR, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of January 20, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 24, 2021, that certain Amendment No. 2 to Credit Agreement dated as of May 6, 2021, that certain Amendment No. 3 to Credit Agreement dated as of May 28, 2021 (“Amendment No. 3”), and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.The Guarantors have entered into the Guaranty Agreement dated as of January 20, 2021 (the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.On May 9, 2021, the Borrower entered into that certain Agreement and Plan of Merger among the Borrower, Bonanza Creek Energy, Inc. (“Bonanza”) and Raptor Eagle Merger Sub, Inc. (“Raptor”), pursuant to which the Borrower has agreed to pay-off the Obligations and terminate the Commitments under the Credit Agreement before merging with Raptor and continuing thereafter as a wholly-owned subsidiary of Bonanza (such transaction, the “Merger Transaction”). In connection with the Merger Transaction, the parties hereto previously entered into Amendment No. 3 in order to modify the hedging requirements under the Credit Agreement pending consummation of the Merger Transaction. The Borrower has requested that the Lenders and the Administrative Agent further modify the hedging requirements under the Credit Agreement to align with the anticipated closing date of the Merger Transaction.

D.In connection with the foregoing and subject to the terms and conditions hereof, the Administrative Agent and the Majority Lenders have agreed to amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.     Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.     Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the Amendment Effective Date, the Credit Agreement is amended as follows:

(a)     Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to add the following as a new defined term in alphabetical order therein:

“Amendment No. 4 Effective Date” means September 21, 2021.

(b)     Section 1.1 of the Credit Agreement (Certain Defined Terms) is hereby amended to amend and restate the following defined terms in alphabetical order therein:

“Hedge Trigger Event” shall be deemed to have occurred if the sum of the aggregate amount of Loans outstanding plus the Letter of Credit Exposure is greater than $75,000,000 at any time.

“Merger Termination Date” means the date that is fifteen days after the earlier of (a) the date on which the Merger Agreement is terminated or (b) November 30, 2021.

(c)     Section 5.15 of the Credit Agreement (Minimum Hedging Arrangements) is hereby amended and restated in its entirety to read as follows:

Section 5.15 Minimum Hedging Arrangements.

(a) Subject to clause (b) below, the Borrower and its Restricted Subsidiaries shall maintain Hedging Arrangements, measured as of each date an Independent Reserve Report or Internal Reserve Report is due pursuant to Section 2.2(b)(i) and Section 2.2(b)(ii) (each such date, the “Reserve Report Date”), beginning on the date the first Independent Reserve Report is due under Section 2.2(b)(i) (but subject to the proviso at the end of this Section 5.15), which cover (calculated separately for each type of Hydrocarbon), (i) for each calendar month during the first 12 months following any Reserve Report Date, beginning with the calendar month commencing on such Reserve Report Date, (A) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (B) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (ii) for each calendar month during months 13 through 24 following any Reserve Report Date, beginning with the calendar month commencing on such Reserve Report Date, (A) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 50% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (B) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 50% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2.

(b) Notwithstanding the terms and conditions of clause (a) above but subject to the proviso below,

(i) solely with respect to the period beginning on the Reserve Report Date which falls on April 1, 2021 and continuing until the earlier of the Merger Termination Date or the Reserve Report Date which falls on October 1, 2021, the Borrower and its Restricted Subsidiaries shall only be required to maintain Hedging Arrangements which cover (calculated separately for each type of Hydrocarbon), (A) for each calendar month during the first 10 months following the Reserve Report Date which falls on April 1, 2021, beginning with the calendar month commencing on such Reserve Report Date, (x) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (y) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (B) for each calendar month during months 11 through 22 following the Reserve Report Date which falls on April 1, 2021, beginning with the calendar month commencing on such Reserve Report Date, (x) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (y) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2; and

(ii) solely with respect to the period beginning on the Reserve Report Date which falls on October 1, 2021 and continuing until the Merger Termination Date (or such later date as may be approved by the Administrative Agent in its sole discretion), the Borrower and its Restricted Subsidiaries shall only be required to maintain Hedging Arrangements which cover (calculated separately for each type of Hydrocarbon), (A) for each calendar month during the first 4 months following the Reserve Report Date which falls on October 1, 2021, beginning with the calendar month commencing on such Reserve Report Date, (x) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (y) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 65% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (B) for each calendar month during months 5 through 16 following the Reserve Report Date which falls on October 1, 2021, beginning with the calendar month commencing on such Reserve Report Date, (x) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of gas volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2, and (y) notional volumes (in the aggregate, taking into account all other Hedging Arrangements entered into by the Loan Parties) of at least 25% of the anticipated production of oil volumes attributable to the PDP Reserves of the Borrower and its Restricted Subsidiaries, as reflected in the most recently delivered Reserve Report under Section 2.2;

provided that, if at any time on or after the Amendment No. 4 Effective Date but prior to the Merger Termination Date a Hedge Trigger Event shall have occurred, then the Borrower and its Restricted Subsidiaries shall, within fifteen days (or such later date as the Administrative Agent may agree in its sole discretion) of such Hedge Trigger Event and continuing thereafter until the next Reserve Report Date, maintain Hedging Arrangements pursuant to clause (a) above.

Section 3.     Reaffirmation of Liens.

(a)     Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, according to their terms the Security Documents are and shall continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as such obligations may have been amended by this Agreement and as the same may be further amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)     The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.

Section 4.     Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that, notwithstanding the effectiveness of this Agreement or the amendments set forth herein, its obligations under the Guaranty and the other Loan Documents are and shall continue in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement as the same may be further amended, supplemented, or otherwise modified. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.     Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)     the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of this Agreement, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;

(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity; and

(c)    as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.     Effectiveness. This Agreement shall become effective as of the Amendment Effective Date upon the occurrence of all of the following:

(a)     Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and each of the undersigned Lenders.

(b)     Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)     No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)     Expenses. The Borrower shall have paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.     Effect on Loan Documents. Except as amended herein, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 8.     Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 9.     Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.

By: /s/ Marianella Foschi
Name: Marianella Foschi
Title: Chief Financial Officer

GUARANTORS:
7N, llc
8 north, llc
AXIS EXPLORATION, LLC
EXTRACTION FINANCE CORP.
Mountaintop minerals, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XOG SERVICES, llc
XTR MIDSTREAM, LLC
table mountain resources, llc

Each By: /s/ Marianella Foschi
Name: Marianella Foschi
Title: Chief Financial Officer

ADMINISTRATIVE AGENT/ISSUING LENDER/
LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and a Lender

By: /s/ Jonathan Herrick______________________
Name: Jonathan Herrick
Title: Director

LENDERS:
BARCLAYS BANK PLC,
as a Lender

By: /s/ Sydney G. Dennis_____________________
Name: Sydney G. Dennis
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
CREDIT AGREEMENT – EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar_________________________
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Michael Dieffenbacher_________________
Name: Michael Dieffenbacher
Title: Authorized Signatory

TRUIST BANK,
as a Lender

By: /s/ Samantha Sanford_____________________
Name: Samantha Sanford
Title: Vice President

BANC OF AMERICA CREDIT PRODUCTS, INC., as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein____________________
Name: David M. Bornstein
Title: Senior Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Cliff Vaz____________________________
Name: Cliff Vaz
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
CREDIT AGREEMENT – EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Dan Martis___________________________
Name: Dan Martis
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Emilee Scott_________________________
Name: Emilee Scott
Title: Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Ronald E. McKaig_____________________
Name: Ronald E. McKaig
Title: Managing Director

MERCURIA EASTERN US HOLDINGS LLC,
as a Lender

By: /s/ Marty Bredehoft______________________
Name: Marty Bredehoft
Title: Treasurer

AG ENERGY FUNDING, LLC, as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ John Engel___________________________
Name: John Engel
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO
CREDIT AGREEMENT – EXTRACTION]

BMO HARRIS BANK N.A., as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

NATIXIS, NEW YORK BRANCH, as a Lender

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

OCM ENERGY HOLDINGS, LLC, as a Lender

By: Oaktree Fund GP, LLC, its Manager

By: Oaktree Fund GP I, L.P., its Managing Member

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

By:_______________________________________
Name: ____________________________________
Title: ____________________________________

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CREDIT AGREEMENT – EXTRACTION]